SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 19
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

     This Amendment No. 19 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective as of September 15, 2010, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHERAS, the Trust desires to amend the Agreement to add Invesco V.I. Balanced-Risk Allocation Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

          1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

          2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

          3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 15, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                                   "SCHEDULE A

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                              CLASSES OF EACH PORTFOLIO
---------                                              -------------------------
Invesco V.I. Balanced-Risk Allocation Fund             Series I Shares
                                                       Series II Shares

Invesco V.I. Basic Balanced Fund                       Series I Shares
                                                       Series II Shares

Invesco V.I. Basic Value Fund                          Series I Shares
                                                       Series II Shares

Invesco V.I. Capital Appreciation Fund                 Series I Shares
                                                       Series II Shares

Invesco V.I. Capital Development Fund                  Series I Shares
                                                       Series II Shares

Invesco V.I. Core Equity Fund                          Series I Shares
                                                       Series II Shares

Invesco V.I. Diversified Income Fund                   Series I Shares
                                                       Series II Shares

Invesco V.I. Dividend Growth Fund                      Series I Shares
                                                       Series II Shares

Invesco V.I. Dynamics Fund                             Series I Shares
                                                       Series II Shares

Invesco V.I. Financial Services Fund                   Series I Shares
                                                       Series II Shares

Invesco V.I. Global Dividend Growth Fund               Series I Shares
                                                       Series II Shares

Invesco V.I. Global Health Care Fund                   Series I Shares
                                                       Series II Shares

Invesco V.I. Global Multi-Asset Fund                   Series I Shares
                                                       Series II Shares

Invesco V.I. Global Real Estate Fund                   Series I Shares
                                                       Series II Shares

Invesco V.I. Government Securities Fund                Series I Shares
                                                       Series II Shares

Invesco V.I. High Yield Fund                           Series I Shares
                                                       Series II Shares

PORTFOLIO                                              CLASSES OF EACH PORTFOLIO
---------                                              -------------------------
Invesco V.I. Balanced-Risk Allocation Fund             Series I Shares
                                                       Series II Shares

Invesco V.I. High Yield Securities Fund                Series I Shares
                                                       Series II Shares

Invesco V.I. Income Builder Fund                       Series I Shares
                                                       Series II Shares

Invesco V.I. International Growth Fund                 Series I Shares
                                                       Series II Shares

Invesco V.I. Large Cap Growth Fund                     Series I Shares
                                                       Series II Shares

Invesco V.I. Leisure Fund                              Series I Shares
                                                       Series II Shares

Invesco V.I. Mid Cap Core Equity Fund                  Series I Shares
                                                       Series II Shares

Invesco V.I. Money Market Fund                         Series I Shares
                                                       Series II Shares

Invesco V.I. S&P 500 Index Fund                        Series I Shares
                                                       Series II Shares

Invesco V.I. Select Dimensions Balanced Fund           Series I Shares
                                                       Series II Shares

Invesco V.I. Select Dimensions Dividend Growth Fund    Series I Shares
                                                       Series II Shares

Invesco V.I. Select Dimensions Equally-Weighted S&P
   500 Fund                                            Series I Shares
                                                       Series II Shares

Invesco V.I. Small Cap Equity Fund                     Series I Shares
                                                       Series II Shares

Invesco V.I. Technology Fund                           Series I Shares
                                                       Series II Shares

Invesco V.I. Utilities Fund                            Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Capital Growth Fund            Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Comstock Fund                  Series I Shares
                                                       Series II Shares

PORTFOLIO                                              CLASSES OF EACH PORTFOLIO
---------                                              -------------------------
Invesco V.I. Balanced-Risk Allocation Fund             Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund         Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Global Tactical Asset
   Allocation Fund                                     Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Global Value Equity Fund       Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Government Fund                Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund         Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. High Yield Fund                Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. International Growth Equity
   Fund                                                Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund            Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Mid Cap Value Fund             Series I Shares
                                                       Series II Shares

Invesco Van Kampen V.I. Value Fund                     Series I Shares
                                                       Series II Shares"